UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2004 (May 7, 2004)

                     Medical Makeover Corporation of America
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                       0-11596                  65-0907798
-----------------------------     -----------------    -------------------------
(State or other jurisdiction       (Commission             (IRS Employer
   of incorporation)                file number)          Identification No.)


500 Australian Avenue South
Suite 619
West Palm Beach, FL                                            33401
---------------------------------------                -------------------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (561) 287-5958

                            Cactus New Media I, Inc.
                           235 Lincoln Road Suite 204
                              Miami Beach, FL 33139
            ---------------------------------------------------------
          (Former name or former address, if changes since last report)

Copy of Communications to:
                              Mintmire & Associates
                              265 Sunrise Avenue, Suite 204
                              Palm Beach, FL 33480
                              Phone:(561) 832-5696
                              Facsimile:(561) 659-5371

The purpose of this current report on Form 8-K is to change the Registrant's Certifying Accountant.

ITEM 4(a). CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On May 11, 2004 the Company notified Baum & Company, P.A. that they were being dismissed as the Company's independent auditors. The stated reason was that the Company was re-engaging a former independent auditor of the Company.

Kaufman, Rossin, & Co. audited the balance sheet as of December 31, 1999, and the related statements of operations, stockholders' equity and cash flows for the period from inception (March 29, 1999) through December 31, 1999.

Kaufman, Rossin, & Co. audited the balance sheet as of December 31, 2000, and the related statements of operations, deficiency in assets and cash flows for the year then ended, the period from inception (March 29, 1999) through December 31, 1999 and for the period from inception (March 29, 1999) through December 31, 2000.

Kaufman, Rossin, & Co. audited the balance sheet as of December 31, 2001, and the related statements of operations, deficiency in assets and cash flows for the years ended December 31, 2001, December 31, 2000, and for the period from inception (March 29, 1999) through December 31, 2001.

Durland & Company, CPAs, P.A. audited the balance sheet, and the related statements of operations, stockholders' equity and cash flows for the period from March 29, 1999 (Inception) through December 31, 2002.

Baum & Company, P.A. audited the balance sheet as of December 31, 2003, and the related statements of operations, stockholders' equity and cash flows for the period from March 29, 1999 (Inception) through December 31, 2003.

All of the former accountants' reports for the last two fiscal years contained uncertainties as to the ability of the Company to continue as a going concern. None contained any adverse opinion or a disclaimer of opinion, or was qualified.

During the Registrant's two most recent fiscal years and during any subsequent interim period prior to the dismissal as the Company's independent auditors, there were no disagreements with Baum & Company, P.A. with respect to accounting or auditing issues of the type discussed in Item 304(a)(iv) of Regulation S-B.

ITEM 4(b). CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On May 11, 2004, the Company's board of directors approved the engagement the firm of Kaufman, Rossin, & Co. located at 2699 South Bayshore Drive, Miami, FL 33133, as the Company's independent auditors. Such appointment was accepted by Patrick F. Gannon of the firm. During the Registrant's two most recent fiscal years or any subsequent interim period prior to engaging Kaufman, Rossin, & Co., the Company, or someone on the Company's behalf had not consulted Kaufman, Rossin, & Co. regarding any of the accounting or auditing concerns stated in
Item 304(a)(2) of Regulation S-B.

On May 11, 2004 the Company provided Baum & Company, P.A. with a copy of this disclosure and requested that it furnish a letter to the Company, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION
---------   --------------------
16.1        Baum & Company, P.A. letter regarding change of accountant.




                                   SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     MEDICAL MAKEOVER CORPORATION OF AMERICA
                           -------------------------
                                  (Registrant)



Date: May 11, 2004


BY:     /s/ Dr. Leonard I. Weinstein
--------------------------------------------------------
Dr. Leonard I. Weinstein, President and Chief Executive Officer